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                                                                   EXHIBIT 99(l)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Calloway's Nursery, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

                                                   Dated: February 12, 2003

                                                   CALLOWAY'S NURSERY, INC.


                                                   /s/ James C. Estill
                                                   ----------------------------
                                                   James C. Estill
                                                   Chief Executive Officer


                                                   /s/ Daniel G. Reynolds
                                                   ----------------------------
                                                   Daniel G. Reynolds
                                                   Chief Financial Officer



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